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                                                                    Exhibit 23.4


                             ARTHUR ANDERSEN LLP




             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our report, dated March 18, 1994, included in this Form 10-K, into Coram Healthcare Corporation's previously filed Form S-8 Registration Statements File Nos. 33-55547 and 33-55657.


/s/ Arthur Andersen LLP



Miami, Florida,
  March 24, 1995.